COMMITMENTS & CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS & CONTINGENCIES [Abstract]
COMMITMENTS & CONTINGENCIES

NOTE 6: COMMITMENTS & CONTINGENCIES

No Contingencies

In August 2010, Richard Corrigan, acting as a debtor in possession in his personal bankruptcy case, filed an adversary proceeding against us to recover amounts due under a consulting agreement dated July 1, 2009.

The consulting agreement provided that Mr. Corrigan would provide certain consulting, mapping and assaying services on three lode claims owned by us on War Eagle Mountain.

The consulting agreement provided that Mr. Corrigan's compensation would be a bonus of 150,000 shares of common stock, valued by mutual agreement at approximately $150,000, and monthly consulting payments of $5,000 per month. The consulting agreement also provided that Mr. Corrigan was entitled to monthly transportation expenses of $250 per month. We terminated Mr. Corrigan on December 8, 2009 for non-performance. In 2011, Mr. Corrigan's filed a Chapter 7 case. In November 2011, Mr. Corrigan's bankruptcy trustee filed an amended complaint in the adversary proceeding, in which Chapter 7 trustee seeks recovery of the alleged $150,000 bonus and the balance of the unpaid consulting fees and travel expense allowance of $60,900, for a total of $210,900, plus interest and attorney's fees. On June 19, 2013, the Company learned that the District Court for the Third Judicial District of the State of Idaho for the County of Owyhee entered a default judgment against the Company in the case. The default judgment grants a judgment against the Company in the amount of $284,449. The Company retained new counsel who filed a motion to vacate the default judgment. On September 19, 2013, the court entered a memorandum opinion setting aside the default judgment.  . On September 15, 2014, the court ordered the payment of 150,000 shares of our common shares to Mr. Corrigan to conclude the matter.  We issued the shares on January 13, 2015.